SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                          ______________________



                               FORM 8-K


                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                    Date of Report:  October 16, 1998
                    (Date of earliest event reported)


                      FORMAN PETROLEUM CORPORATION
            (Exact name of Registrant as specified in charter)


      Louisiana                  333-31375                    72-0954774
(State of Incorporation)    (Commission File No.)          (IRS Employer
                                                          Identification No.)




        650 Poydras Street
Suite 2200, New Orleans, Louisiana                                  70130
(Address of Principal Executive Offices)                          (Zip Code)

          Registrant's telephone no., including area code:  (504) 586-8888

                                         N/A
           (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

            On October 16, 1998, the Board of Directors of Forman Petroleum Corporation (the "Company") approved the engagement by the Company of CIBC Oppenheimer Corp. as the Company's exclusive financial advisor in connection with the possible financial recapitalization of the Company. A copy of the press release announcing the Oppenheimer engagement is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

Exhibit No.       Description                               Page No.

   99.1           Press Release                          Filed Herewith




                            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FORMAN PETROLEUM CORPORATION



Dated:  October 20, 1998            By:  /s/ McLain J. Forman
                                         McLain J. Forman
                                         Chairman of the Board,
                                         Chief Executive Officer
                                         and President

                         INDEX TO EXHIBITS

Exhibit No.       Description                               Page No.

   99.1           Press Release                          Filed Herewith